UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2019

Date of reporting period:  July 31, 2019

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.cohofunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 866-264-6234 or by sending an e-mail request to info@coho.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 866-264-6234 or send an e-mail request to info@coho.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Annual Report

July 31, 2019

COHO RELATIVE VALUE EQUITY FUND

August 26, 2019

Dear Fellow Shareholders:

As July 31, 2019 marks the end of the Coho Relative Value Equity Fund’s sixth annual period, we are pleased to provide you with an update on the Fund. This report covers the Fund’s fiscal year from August 1, 2018 through July 31, 2019. At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objective and providing our shareholders with open and active communication so they may gain a clear understanding of our investment process, the Fund’s performance results and our most recent thoughts on the economy and the equity markets.

Fund Performance and Market Review

For the fiscal year ended July 31, 2019, the Advisor Class returned 2.55% and the Institutional Class returned 2.65%, versus 7.99% for the S&P 500® Index and 6.28% for the S&P 500® Value Index.

While sector performance was mixed, the Fund was net negatively impacted versus the S&P 500® Index for the fiscal year period. The Fund’s underweight position in Information Technology and its overweight in Energy were detractors to relative performance. While our overweight in Consumer Staples was a contributor, individual stock selection was a detractor as was stock selection in Industrials and Financials. Stock selection in both Consumer Discretionary and Health Care both contributed to overall performance.

The top five contributors to the Fund’s performance during the period were Dollar General Corporation, Abbott Laboratories, Global Payments Inc., Merck & Co., Inc., and Ross Stores, Inc. The five largest individual detractors during the period were State Street Corporation, Occidental Petroleum Corporation, Kroger Co., Conagra Brands, Inc., W.W. Grainger, Inc.

Given our investment process, we tend to lag in rapidly rising markets that are typically driven by cyclicality, beta, and momentum.  We experienced this type of market for the first three quarters of 2018 and then the market corrected in the fourth quarter of 2018. The correction demonstrated the potential of the portfolio’s downside protection and allowed us to ultimately finish ahead of the benchmarks for the period August through December 2018. For this period the Coho Relative Value Equity Fund (Advisor) returned -6.99% and the Coho Relative Value Equity Fund (Institutional) returned -7.01% versus the S&P 500® Index of -10.19% and the S&P 500® Value Index of -10.51%.

In 2019 the move back to growth versus value returned. The underlying market dynamics are pushing historic extremes.  The economic cycle has just reached a milestone for the longest expansion in history at 121 months. The amount of S&P 500® Index market cap devoted to cyclical sectors continues to hit new highs as cyclical stocks outperform, growth investing is on a record tear in dramatically outperforming value, the market has gotten more striated with the “haves” valuations at record disparities relative to “have-nots”, and higher beta stocks  continue to easily best lower beta securities.

The length of domestic economic expansions has increased in recent decades, but we are somewhat concerned that now, 10 years into an expansion, the market has simultaneously placed a record weight on the more cyclical sectors.  The risks from here to continued stock market performance would be either 1) the duration in economic cycles has not permanently changed and there will be some sort of reversion to the mean, 2) even with secularly longer expansions, this particular cycle is aging, or 3) the cycle has indeed been extended, but the market has already fully priced that in (and perhaps more) by the valuations placed on cyclical stocks/sectors, or worse, all of the above.  Given the record length of this cycle and the record peaks in cyclical sector weights, we feel more comfortable leaning the other way.

COHO RELATIVE VALUE EQUITY FUND

In summary, our underperformance for the fiscal year has been due to a combination of the underlying trends in the market that we have been noting for the past several years getting even more extreme, in addition to several of our holdings underperforming recently.  While we are not predicting an imminent end to either this cycle or a change in the current underlying market trends, we are comfortable with our more conservative and defensive portfolio positioning.  We really like our undervalued, out-of-favor stocks vs. the market as a whole.  We have been leaning appropriately into these steady and forceful headwinds and remain confident that we have a portfolio that should preserve principal should the markets correct.

Fund Advisor Outlook

At the macro level, the key development in July 2019 occurred on the last day of the month as the Federal Reserve lowered the federal funds rate for the first time in 11 years. While the latest earnings reports point toward a slowdown in certain end-markets, the evidence points to a short-term trade/tariff related deceleration as opposed to something more systemic. To that end, if the slowdown we are seeing in some end markets today were to worsen, we believe the earnings of the companies in the portfolio would be more resilient than those of the broader market.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests in the future.

Sincerely,

Coho Partners, Ltd.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

COHO RELATIVE VALUE EQUITY FUND

The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as the ratios of book value, earnings, and sales to price. You cannot invest directly in an index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market.

Earnings-per-share (EPS) growth is the percentage change in normalized earnings per share of a company over a specified time-period. It serves as an indicator of a company’s profitability. Earnings growth is not representative of the Fund’s future performance.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates Of Return (%) — July 31, 2019

	1 Year	3 Year	5 Year	Since Inception(1)
Advisor Class	2.55%	7.85%	8.14%	9.16%
Institutional Class	2.65%	8.01%	8.29%	9.29%
S&P 500® Value Index(2)	6.28%	10.30%	8.64%	9.65%
S&P 500® Index(3)	7.99%	13.36%	11.34%	12.31%

(1)
Period from Fund inception through July 31, 2019. The Advisor Class shares commenced operations on August 14, 2013, and the Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on performance of the Advisor Class shares, adjusted for the lower expenses applicable to the Institutional Class shares.

(2)
The S&P 500® Value Index consists of those stocks within the S&P 500® Index that exhibit strong value characteristics such as ratios of book value, earnings, and sales to price. One cannot invest directly in an Index.

(3)	The S&P 500® Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. One cannot invest directly in an Index.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
July 31, 2019

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees or brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2019 – July 31, 2019).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	02/01/2019	07/31/2019	02/01/2019 – 07/31/2019
Advisor Class Actual(2)	$1,000.00	$1,046.40	$4.77
Advisor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.13	$4.71

Institutional Class Actual(2)	$1,000.00	$1,047.10	$4.01
Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,020.88	$3.96

(1)
Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 0.94% and 0.79% for the Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended July 31, 2019 of 4.64% and 4.71% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation(1) (Unaudited)
as of July 31, 2019
(% of net assets)

Top Ten Equity Holdings(1) (Unaudited)
as of July 31, 2019
(% of net assets)

Dollar General	4.8%
Amgen	4.6%
Marsh & McLennan Companies	4.4%
UnitedHealth Group	4.3%
Ross Stores	4.3%
Abbott Laboratories	4.1%
Illinois Tool Works	4.1%
Lowe’s Companies	4.0%
Merck & Co.	4.0%
Johnson & Johnson	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2019

	Shares	Value
COMMON STOCKS — 95.5%

Consumer Discretionary — 16.5%
Dollar General	206,310	$27,649,666
Lowe’s Companies	225,917	22,907,984
Omnicom Group	243,817	19,559,000
Ross Stores	230,773	24,468,861
		94,585,511
Consumer Staples — 15.3%
Altria Group	291,056	13,700,006
Conagra Brands	550,680	15,898,132
JM Smucker	186,479	20,734,600
Kroger	838,222	17,736,777
Philip Morris International	238,168	19,913,226
		87,982,741
Energy — 7.3%
Chevron	124,306	15,303,312
Occidental Petroleum	244,569	12,561,064
Royal Dutch Shell — ADR	221,467	13,928,060
		41,792,436
Financials — 11.6%
Aflac	396,934	20,894,606
Marsh & McLennan Companies	256,008	25,293,590
State Street	350,040	20,333,824
		66,522,020
Health Care — 27.6%#
Abbott Laboratories	273,258	23,800,772
AmerisourceBergen	222,788	19,415,974
Amgen	142,186	26,529,064
CVS Health	340,632	19,031,110
Johnson & Johnson	169,757	22,105,756
Merck & Co.	274,253	22,760,256
UnitedHealth Group	99,559	24,791,186
		158,434,118
Industrials — 8.9%
3M	56,708	9,908,022
Illinois Tool Works	153,869	23,731,216
W.W. Grainger	60,487	17,603,532
		51,242,770

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2019

	Shares	Value
Information Technology — 8.3%
Automatic Data Processing	70,118	$11,676,049
Global Payments	105,573	17,727,818
Microchip Technology	196,740	18,576,191
		47,980,058
Total Common Stocks
(Cost $489,493,393)		548,539,654

SHORT-TERM INVESTMENT — 4.4%
Invesco Treasury Portfolio, Institutional Class, 2.15%^
(Cost $25,231,604)	25,231,604	25,231,604
Total Investments — 99.9%
(Cost $514,724,997)		573,771,258
Other Assets and Liabilities, Net — 0.1%		863,453
Total Net Assets — 100.0%		$574,634,711

ADR – American Depositary Receipt
#	As of July 31, 2019, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to the Financial Statements.
^	The rate shown is the annualized seven-day effective yield as of July 31, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets and Liabilities
July 31, 2019

ASSETS:
Investments, at value
(Cost: $514,724,997)	$573,771,258
Receivable for capital shares sold	1,174,644
Dividends & interest receivable	664,476
Prepaid expenses	31,640
Total assets	575,642,018

LIABILITIES:
Payable for capital shares redeemed	527,910
Payable to investment adviser	343,809
Payable for fund administration & accounting fees	70,568
Payable for compliance fees	1,997
Payable for custody fees	10,747
Payable for transfer agent fees & expenses	12,316
Payable for trustee fees	3,457
Accrued shareholder servicing fees	11,029
Accrued expenses	25,474
Total liabilities	1,007,307

NET ASSETS	$574,634,711

NET ASSETS CONSIST OF:
Paid-in capital	$500,536,909
Total distributable earnings	74,097,802
Net Assets	$574,634,711

	Advisor Class	Institutional Class
Net Assets	$171,069,422	$403,565,289
Shares issued and outstanding(1)	12,046,186	28,333,395
Net asset value, redemption price, and offering price per share(2)	$14.20	$14.24

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations
For the Year Ended July 31, 2019

INVESTMENT INCOME:
Dividend income	$15,101,540
Less: Foreign taxes withheld	(129,472)
Interest income	427,414
Total investment income	15,399,482

EXPENSES:
Investment adviser fees (See Note 4)	4,355,634
Fund administration & accounting fees (See Note 4)	423,831
Shareholder servicing fees – Advisor Class (See Note 5)	124,969
Transfer agent fees & expenses (See Note 4)	75,002
Custody fees (See Note 4)	65,273
Federal & state registration fees	46,974
Audit fees	19,005
Trustee fees (See Note 4)	13,813
Postage & printing fees	12,481
Compliance fees (See Note 4)	11,992
Other expenses	9,100
Total expenses before waiver	5,158,074
Adviser waiver recoupment (See Note 4)	14,765
Less: waiver from investment adviser (See Note 4)	(303,299)
Net expenses	4,869,540

NET INVESTMENT INCOME	10,529,942

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	22,146,847
Net change in unrealized appreciation/depreciation on investments	(15,641,713)

Net realized and unrealized gain on investments	6,505,134

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,035,076

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
OPERATIONS:
Net investment income	$10,529,942	$8,320,889
Net realized gain on investments	22,146,847	28,887,318
Net change in unrealized appreciation/depreciation on investments	(15,641,713)	29,620,934
Net increase in net assets resulting from operations	17,035,076	66,829,141

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	46,559,156	39,936,390
Proceeds from reinvestment of distributions	9,213,707	6,397,322
Payments for shares redeemed	(90,341,746)	(74,859,707)
Redemption fees	7,470	2,091
Decrease in net assets resulting from Advisor Class transactions	(34,561,413)	(28,523,904)
Institutional Class:
Proceeds from shares sold	172,943,752	97,313,916
Proceeds from reinvestment of distributions	14,195,328	7,587,429
Payments for shares redeemed	(117,232,497)	(87,043,297)
Redemption fees	25,950	20,004
Increase in net assets resulting from Institutional Class transactions	69,932,533	17,878,052
Net increase (decrease) in net assets
resulting from capital share transactions	35,371,120	(10,645,852)

DISTRIBUTIONS TO SHAREHOLDERS
Advisor Class	(13,009,518)	(8,418,476)
Institutional Class	(26,760,935)	(13,310,397)
	(39,770,453)	(21,728,873	)(1)

TOTAL INCREASE IN NET ASSETS	12,635,743	34,454,416

NET ASSETS:
Beginning of year	561,998,968	527,544,552
End of year	$574,634,711	$561,998,968	(2)

(1)	Includes net investment income distributions of $2,606,292 and $4,466,954 and net realized gain distributions of $5,812,184 and $8,843,443 for the Advisor Class and Institutional Class, respectively.
(2)	Includes accumulated undistributed net investment income of $4,811,533.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Advisor Class(1)	July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015

PER SHARE DATA:
Net asset value, beginning of year	$14.87	$13.71	$12.86	$12.33	$11.36

INVESTMENT OPERATIONS:
Net investment income	0.28	0.22	0.17	0.19	0.11
Net realized and unrealized
gain on investments	0.06	1.49	0.92	0.65	1.03
Total from investment operations	0.34	1.71	1.09	0.84	1.14

LESS DISTRIBUTIONS:
From net investment income	(0.23)	(0.17)	(0.19)	(0.13)	(0.10)
From net realized gains	(0.78)	(0.38)	(0.05)	(0.19)	(0.07)
Total distributions	(1.01)	(0.55)	(0.24)	(0.32)	(0.17)

Paid-in capital from redemption fees	— (2)	— (2)	— (2)	0.01	— (2)

Net asset value, end of year	$14.20	$14.87	$13.71	$12.86	$12.33

TOTAL RETURN	2.55%	12.63%	8.63%	7.14%	10.01%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of year (in 000’s)	$171,070	$214,614	$225,343	$195,536	$182,264

Ratio of expenses to
average net assets:
Before expense waiver/recoupment	0.93%	0.94%	0.96%	1.01%	1.06%
After expense waiver/recoupment	0.94%	0.94%	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
After expense waiver/recoupment	1.71%	1.44%	1.39%	1.50%	1.47%

Portfolio turnover rate(3)	20%	21%	23%	24%	13%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Amount per share is less than $0.01.
(3)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Financial Highlights

For a Fund share outstanding throughout the years.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015

PER SHARE DATA:
Net asset value, beginning of year	$14.91	$13.74	$12.88	$12.35	$11.36

INVESTMENT OPERATIONS:
Net investment income	0.25	0.22	0.17	0.16	0.15
Net realized and unrealized
gain on investments	0.10	1.52	0.94	0.70	1.02
Total from investment operations	0.35	1.74	1.11	0.86	1.17

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.19)	(0.20)	(0.14)	(0.11)
From net realized gains	(0.78)	(0.38)	(0.05)	(0.19)	(0.07)
Total distributions	(1.02)	(0.57)	(0.25)	(0.33)	(0.18)

Paid-in capital from redemption fees	— (1)	— (1)	— (1)	— (1)	— (1)

Net asset value, end of year	$14.24	$14.91	$13.74	$12.88	$12.35

TOTAL RETURN	2.65%	12.84%	8.79%	7.19%	10.26%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, end of year (in 000’s)	$403,565	$347,385	$302,201	$160,271	$82,836

Ratio of expenses to
average net assets:
Before expense waiver	0.87%	0.87%	0.89%	0.92%	0.99%
After expense waiver	0.79%	0.79%	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
After expense waiver	1.86%	1.59%	1.54%	1.65%	1.62%

Portfolio turnover rate(2)	20%	21%	23%	24%	13%

(1)	Amount per share is less than $0.01.
(2)	Portfolio turnover disclosed is for the Fund as a whole.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements
July 31, 2019

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is total return.  The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The Fund currently offers two classes of shares, the Advisor Class and Institutional Class. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees and voting rights on matters affecting a single class. Advisor Class shares are subject to a shareholder servicing fee of up to 0.15%.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended July 31, 2019, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended July 31, 2019, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  As of and during the year ended July 31, 2019, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to fiscal year ended July 31, 2016.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2019

they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended July 31, 2019, the Fund decreased distributable earnings by $3,463,480 and increased paid-in capital by $3,463,480.  These adjustments were due to tax equalization credits.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5).  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities — Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2019

actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$548,539,654	$—	$—	$548,539,654
Short-Term Investment	25,231,604	—	—	25,231,604
Total Investments	$573,771,258	$—	$—	$573,771,258

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, brokerage commissions, interest, taxes, and extraordinary expenses) for the Fund do not exceed 0.94% and 0.79% of the average daily net assets of the Advisor Class shares and Institutional Class shares, respectively.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred.  The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
August 2019 – July 2020	$264,532
August 2020 – July 2021	278,429
August 2021 – July 2022	303,299

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2019

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services,  acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and fund accounting, transfer agency, custody and compliance services for the year ended July 31, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

5.  SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Advisor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended July 31, 2019, the Advisor Class incurred $124,969 of shareholder servicing fees under the Agreement.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	July 31, 2019	July 31, 2018
Advisor Class:
Shares sold	3,313,711	2,790,696
Shares issued to holders in reinvestment of dividends	667,845	445,186
Shares redeemed	(6,365,725)	(5,238,307)
Net decrease in Advisor Class shares	(2,384,169)	(2,002,425)
Institutional Class:
Shares sold	12,433,722	6,776,903
Shares issued to holders in reinvestment of dividends	1,024,484	527,271
Shares redeemed	(8,429,006)	(5,990,397)
Net increase in Institutional Class shares	5,029,200	1,313,777
Net increase (decrease) in shares outstanding	2,645,031	(688,648)

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2019

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended July 31, 2019, were as follows:

	Purchases	Sales
U.S. Government Securities	$—	$—
Other Securities	$110,534,067	$113,964,338

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2019, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$99,265,422	$(45,270,622)	$53,994,800	$519,776,458

Any difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales in the Fund.

At July 31, 2019, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Distributable
Income	Capital Gains	Appreciation	Earnings
$6,063,626	$14,039,376	$53,994,800	$74,097,802

As of July 31, 2019, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended July 31, 2019, the Fund did not defer any qualified late year losses.

The tax character of distributions paid for the year ended July 31, 2019, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$10,329,421	$29,441,032	$39,770,453

The tax character of distributions paid for the year ended July 31, 2018, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$7,091,698	$14,637,175	$21,728,873

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

COHO RELATIVE VALUE EQUITY FUND

Notes to the Financial Statements – Continued
July 31, 2019

9.  SECTOR RISK

As of July 31, 2019, the Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of July 31, 2019, Wells Fargo Bank, for the benefit of its customers, owned 40.6% of the outstanding shares of the Fund.

11.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $25,000,000 or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less.  The LOC matures, unless renewed, on July 24, 2020.  This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions and other short-term liquidity needs of the Fund.  The LOC is with the Custodian. Interest is charged at the prime rate which was 5.50% as of July 31, 2019. The interest rate during the period was between 5.00-5.50%.  The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended July 31, 2019, the Fund did not have any borrowing under the LOC.

Prior to July 25, 2019, the date the Fund’s LOC was renewed, the LOC was limited to the lesser of $10,000,000 or 33.33% of the fair value of the Fund’s unencumbered assets.

COHO RELATIVE VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Coho Relative Value Equity Fund and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Coho Relative Value Equity Fund (the “Fund”), a series of Managed Portfolio Series, as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 26, 2019

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
July 31, 2019

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Leonard M. Rush, CPA	Lead	Indefinite Term;	37	Retired, Chief Financial	Independent
615 E. Michigan St.	Independent	Since		Officer, Robert W. Baird	Trustee, ETF
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	Series Solutions
Year of Birth: 1946	and Audit			(2000-2011).	(48 Portfolios)
	Committee				(2012-Present)

David A. Massart	Trustee and	Indefinite Term;	37	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Year of Birth: 1967	Chairman			Management, Inc.	(48 Portfolios)
				(2005-Present).	(2012-Present)

David M. Swanson	Trustee and	Indefinite Term;	37	Founder and Managing	Independent
615 E. Michigan St.	Nominating	Since		Principal, SwanDog	Trustee, ALPS
Milwaukee, WI 53202	and	April 2011		Strategic Marketing,	Variable
Year of Birth: 1957	Governance			LLC (2006-Present).	Investment Trust
	Committee				(10 Portfolios)
	Chairman				(2006-Present);
Independent
Trustee,
RiverNorth
Opportunities
Closed-End
Fund
(2015-Present)
Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	37	Retired (July 2018-	None
615 E. Michigan St.	and Trustee	Since		Present); Executive Vice
Milwaukee, WI 53202		January 2011		President, U.S. Bancorp
Year of Birth: 1958				Fund Services, LLC
(1994-2018).

Officers

Brian R. Wiedmeyer	President	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services,
Milwaukee, WI 53202	Principal	November 2018		LLC (2005-Present).
Year of Birth: 1973	Executive
Officer

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2019

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
Name, Address and	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Year of Birth	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	April 2013		Services, LLC
Year of Birth: 1966	Compliance			(2004-Present).
Officer and
Anti-Money
Laundering
Officer

Benjamin Eirich*	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President,	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer,	May 2016		Services, LLC
Year of Birth: 1981	and			(2008-Present).
Principal
Financial
Officer

Thomas A. Bausch, Esq.	Secretary	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.		Since		Bancorp Fund
Milwaukee, WI 53202		November 2017		Services, LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey & Kahn
S.C. (2012-2016).

Douglas Schafer	Vice	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	President	Since		U.S. Bancorp Fund
Milwaukee, WI 53202	and	May 2016		Services, LLC
Year of Birth: 1970	Assistant	(Assistant		(2002-Present).
	Treasurer	Treasurer);
Indefinite Term;
Since
November 2018
(Vice President)

Michael Cyr II	Vice	Indefinite Term;	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	President	Since		Fund Services, LLC
Milwaukee, WI 53202	and	August 2019		(2013-Present).
Year of Birth: 1992	Assistant
Treasurer

*	Prior to August 14, 2019, Mr. Ryan L. Roell served as Treasurer and Principal Financial Officer of the Trust and Mr. Eirich served as Vice President and Assistant Treasurer of the Trust.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 19-20, 2019, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value Equity Fund (the “Fund”) (the “Investment Advisory Agreement”) for an additional annual term.

Prior to the meeting and at a meeting held on January 8, 2019, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Coho with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Coho; (3) the costs of the services provided by Coho and the profits realized by Coho from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Coho resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Coho, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Coho performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Coho provides under the Investment Advisory Agreement, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Coho effects on the Fund’s behalf; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the significant investment analysis and portfolio management experience of the Fund’s portfolio managers, as well as Coho’s strong capitalization and its assets under management.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Coho provides to the Fund under the Investment Advisory Agreement.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2019

Fund Historical Performance and the Overall Performance of Coho.  In assessing the quality of the portfolio management delivered by Coho, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Coho manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance was above its peer group median average over the year-to-date and one-year periods ended October 31, 2018. In addition, the Trustees noted that the Fund’s performance was above the peer group average but trailed the median over the three-year and five-year periods ended October 31, 2018. The Trustees also observed that the Fund outperformed its primary benchmark over all of the reviewed time periods ended October 31, 2018 and its secondary benchmark over the one-year period ended October 31, 2018. The Trustees also noted that the Fund’s performance had been consistent with  the s composite of separate accounts managed by Coho with similar strategies to the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Coho under the Investment Advisory Agreement, as well as Coho’s profitability from services that it rendered to the Fund during the 12-month period ended September 30, 2018.  The Trustees also considered the effect of an expense limitation agreement on Coho’s compensation and that Coho has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees also considered that the management fees Coho charges to the Fund fall within the range of the fees Coho charges to its separately managed accounts with similar investment strategies. The Trustees further considered that Coho has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Fund’s daily subscriptions and redemptions, additional compliance obligations, and the preparation of Board and shareholder materials. The Trustees concluded that Coho’s service relationship with the Fund has yielded Coho a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was above the peer group average and median.  The Trustees further noted that when the peer group was limited to similarly sized funds, the Fund’s advisory fee was above the peer group median and average. The Trustees also considered the total expenses (after waivers and expense reimbursements) of the Institutional Class were below, and the total expenses (after waivers and expense reimbursements) of the Advisor Class were above, the average and median total expenses reported for the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.  The Trustees also considered that Coho had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material benefits from its relationship with the Fund.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2019

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2019 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 6.85%.

COHO RELATIVE VALUE EQUITY FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distributions calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended July 31, 2019 and July 31, 2018, the Fund’s principal accountant was Cohen & Company, Ltd. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2019	FYE 7/31/2018
Audit Fees	$14,500	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$4,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Cohen & Company, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 7/31/2019	FYE 7/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2019	FYE 7/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    October 3, 2019

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    October 3, 2019